W.P. Stewart & Co. Growth Fund
A series of the Investment Managers Series Trust

Supplement dated December 23, 2013
To Prospectus dated April 30, 2013

*** Important Notice Regarding Fund Reorganization ***

On December 12, 2013, AllianceBernstein L.P. (the “Adviser”) acquired WPS Advisors, Inc., the previous investment adviser to the W.P. Stewart & Co. Growth Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”).  In connection with that acquisition, at a meeting on November 19, 2013, the Fund’s shareholders approved a new investment advisory agreement pursuant to which the Adviser became the investment adviser of the Fund effective on the date of the acquisition.

The Adviser now wishes to integrate the Fund into the AllianceBernstein mutual fund group (the Adviser currently is the investment adviser to 33 registered investment companies and 119 separate investment portfolios). Accordingly, on November 11, 2013, the Board of Trustees of the Trust approved, subject to shareholder approval, a proposed reorganization (the “Reorganization”) of the Fund into the AllianceBernstein Concentrated Growth Fund (the “AB Fund”), a newly created series of AllianceBernstein Cap Fund, Inc. (the “AB Company”).  The AB Fund is designed to be substantially similar to the Fund from an investment perspective.  The Fund’s current portfolio manager, James T. Tierney, Jr., is also the portfolio manager of the AB Fund. The Fund and the AB Fund have the same investment advisory fee and the class of shares of the AB Fund to be issued to shareholders of the Fund will have the same expense ratio as the Fund (after fee waivers and/or expense reimbursements) for at least one year after the Reorganization.

In order to accomplish the Reorganization, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization and Termination (the “Plan”).  The Plan provides for an exchange of shares of the Fund for Advisor Class shares of the AB Fund, which would be distributed pro rata by the Fund to the holders of its shares in complete liquidation of the Fund, and the AB Fund’s assumption of all of the liabilities of the Fund.  Shareholders of the Fund will receive shares of the Advisor Class of the AB Fund equal in value to the shares of the Fund held by the shareholders prior to the Reorganization.  The effect of the Reorganization is that the Fund’s shareholders will become shareholders of the AB Fund.  The Reorganization is expected to be tax-free to the Fund's shareholders for federal income tax purposes.

The Board has called a shareholder meeting at which shareholders of the Fund will be asked to consider and vote on the Plan.  The shareholder meeting will occur at 3:00 p.m. Eastern time on February 25, 2014, at 1345 Avenue of the Americas, New York, New York l0105.  If shareholders of the Fund approve the Reorganization, it is expected to take effect on or about March 1, 2014.

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In addition, the Fund’s prospectus is modified as follows:

1.	On page 4, under the heading “SUMMARY SECTION” and the sub-heading “Investment Advisor,” the following replaces the current information:

Investment Advisor
AllianceBernstein L.P. (the “Advisor”)

2.	On page 6, under the heading “MANAGEMENT OF THE FUND” and the sub-heading “Investment Advisor,” the following two paragraphs replace the current information:

Investment Advisor
The Fund’s advisor is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Advisor is a leading international investment adviser supervising client accounts with assets as of September 30, 2013, totaling approximately $445 billion (of which approximately $86 billion represented assets of investment companies). As of June 30, 2013, the Advisor managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 27 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 33 registered investment companies managed by the Advisor, comprising approximately 119 separate investment portfolios, currently have approximately 2.7 million shareholder accounts.

The Advisor provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund will pay the Advisor 1.00% of the Fund's average daily net assets.

Please file this Prospectus Supplement with your records.

W.P. Stewart & Co. Growth Fund
A series of the Investment Managers Series Trust

Supplement dated December 23, 2013
to the Statement of Additional Information dated April 30, 2013

Effective immediately, the statement of additional information for W.P. Stewart & Co. Growth Fund (the “Fund”) is modified as follows:

1.	The Advisor has changed to AllianceBernstein L.P.

2.	On page 18, under the heading “MANAGEMENT OF THE FUND” and the sub-heading “The Advisor,” the following paragraph replaces the first paragraph:

The Advisor
The Advisor is the Fund’s investment advisor pursuant to an agreement between the Advisor and the Fund (the “Advisory Agreement”). The Advisor is a Delaware corporation which was incorporated in 1998.  The Advisor is registered under the Investment Advisers Act of 1940 as an investment advisor. The Advisor’s business office is located at 1345 Avenue of the Americas, New York, NY 10105.

Please file this Supplement with your records.